SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2002

CAMDEN NATIONAL CORPORATION
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

01-28190	01-0413282
(Commission file number)	(IRS employer identification no.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

(207) 236-8821
(Registrant’s telephone number, including area code)

Item 9—Regulation FD Disclosure

SECURITIES AND EXCHANGE COMMISSION ORDER OF JUNE 27, 2002

Camden National Corporation voluntarily delivered to the Securities and Exchange Commission certifications by its Chief Executive Officer and Senior Vice-President-Finance and Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings pursuant to the Securities and Exchange Commission Order of June 27, 2002. The text of the document was as follows:

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Gregory A. Dufour, state and attest that:

(1)    To the best of my knowledge, based upon a review of the covered reports of Camden National Corporation, and, except as corrected or supplemented in a subsequent covered report:

-
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

-
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)    I have reviewed the contents of this statement with the Company’s audit committee.

(3)    In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

-	Annual Report on Form 10-K filed with the Commission of Camden National Corporation for the year ended December 31, 2001.

-
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Camden National Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

-	any amendments to any of the foregoing.

/s/ Gregory A. Dufour
Gregory A. Dufour
August 12, 2002

Subscribed and sworn to before me this
12th day of August, 2002.

/s/ Michael F. Jones
Notary Public

My Commission Expires: December 6, 2004

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Robert W. Daigle, state and attest that:

(1)    To the best of my knowledge, based upon a review of the covered reports of Camden National Corporation, and, except as corrected or supplemented in a subsequent covered report:

-
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

-
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)    I have reviewed the contents of this statement with the Company’s audit committee.

(3)    In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

-	Annual Report on Form 10-K filed with the Commission of Camden National Corporation for the year ended December 31, 2001.

-
all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Camden National Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

-	any amendments to any of the foregoing.

/s/ Robert W. Daigle
Robert W. Daigle
August 12, 2002

Subscribed and sworn to before me this
12th day of August, 2002.

/s/ Michael F. Jones
Notary Public

My Commission Expires: December 6, 2004

SARBANES-OXLEY ACT OF 2002

Camden National Corporation also filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Senior Vice-President Finance relating to its Quarterly Report on Form 10-Q for the period ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows:

CERTIFICATIONS

The undersigned officer of Camden National Corporation (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.

By:	/s/ Robert W. Daigle	Date: August 12, 2002
Robert W. Daigle, President and Chief Executive Officer

The undersigned officer of Camden National Corporation (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.

By:	/s/ Gregory A. Dufour	Date: August 12, 2002
Gregory A. Dufour, Senior Vice President – Finance and Principal Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ Gregory A. Dufour	Date: August 13, 2002
Gregory A. Dufour Senior Vice President—Finance and Principal Financial Officer

5